                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                       QIAO XING UNIVERSAL TELEPHONE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------

                       QIAO XING UNIVERSAL TELEPHONE, INC.
                            QIAO XING INDUSTRIAL ZONE
                                  XIAO JIN KOU
                               HUIZHOU, GUANGDONG,
                           PEOPLE'S REPUBLIC OF CHINA
                              (011) 86-752-2820-268


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD FRIDAY, DECEMBER 7, 2001

To Our Shareholders:

         PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at our Hong Kong offices, Suite 702, 1063 King's Road, Quarry Bay, Hong Kong, on Friday, December 7, 2001, at 11:00 a.m., local time, for the following purposes:

         1. To elect seven directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournment.

         The board of directors has fixed the close of business on October 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

                                        By Order of the Board of Directors

                                        Zhi Yang Wu
                                        Secretary
Dated: November 6, 2001



                                    IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                       QIAO XING UNIVERSAL TELEPHONE, INC.
                            QIAO XING INDUSTRIAL ZONE
                                  XIAO JIN KOU
                               HUIZHOU, GUANGDONG,
                           PEOPLE'S REPUBLIC OF CHINA


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD FRIDAY, DECEMBER 7, 2001


                              SOLICITATION OF PROXY

         The accompanying proxy is solicited on behalf of the board of directors of QIAO XING UNIVERSAL TELEPHONE, INC. for use at our annual meeting of shareholders to be held at our Hong Kong offices, Suite 702, 1063 King's Road, Quarry Bay, Hong Kong, on Friday, December 7, 2001, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which are expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about November 6, 2001.

         Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted "FOR" the election as directors of those nominees named in the proxy statement and in accordance with his best judgment on all other matters that may properly come before the meeting.

         The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

                               PURPOSE OF MEETING

         As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

         1. To elect seven directors to hold office for the term specified herein or until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

                                VOTING AT MEETING

         Our voting securities consist solely of common stock, $.001 par value per share.

         The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on October 5, 2001, at which time we had outstanding and entitled to vote at the meeting 13,056,887 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

         The election of directors will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than seven nominees.

                                 STOCK OWNERSHIP

         The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of June 29, 2001 by:

         o each person who is known by us to own beneficially more than 5% of our outstanding common stock;

         o        by each of our executive officers and directors; and

         o        by all directors and executive officers as a group.

As of June 29, 2001, we had 13,056,887 shares of our common stock issued and outstanding.

         This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(l) under the Securities Exchange Act of 1934, as amended.

NAME OF BENEFICIAL HOLDER                           NUMBER                 PERCENT
-------------------------                        ------------           ------------
                                                     SHARES BENEFICIALLY OWNED
                                                 -----------------------------------

Wu Holdings Limited                                 6,819,000(1)                52.2
Rui Lin Wu                                          7,399,000(1)(2)             55.4
Zhi Yang Wu                                           250,000(3)                 1.9
Zhang Zhi Fang                                              0                      0
Zhong Ai Li                                                 0                      0
Jie Shi                                                     0                      0
Liu Rong Yang                                               0                      0
Zi Shu Huang                                                0                      0
Guo Liang Zhang                                             0                      0
All directors and executive officers

----------

(1) Wu Holdings Limited is a British Virgin Islands corporation which is 71.16% owned by the Qiao Xing Trust and the remaining 28.84% is owned by Sino Communications Ltd., a wholly owned subsidiary of a nonaffiliated corporation listed on The Stock Exchange of Hong Kong Limited. The Qiao Xing Trust is a Cook Islands trust which was formed for the primary benefit of Zhi Jian Wu Li, the youngest son of Rui Lin Wu, our chairman. The 6,819,000 shares of common stock owned of record and beneficially by Wu Holdings Limited may be deemed to also be beneficially owned by Rui Lin Wu (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) since he may be deemed to have and/or share the power to direct the voting and disposition of such shares.

(2) Includes options currently exercisable to acquire 300,000 shares of common stock at $15.00 per share at any time until April 14, 2005.

(3) Includes options currently exercisable to acquire 250,000 shares of common stock at $15.00 per share at any time until April 14, 2005.

                               BOARD OF DIRECTORS

         Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings.

         We have established an audit committee which consists of Rui Lin Wu, Zi Shu Huang and Liu Rong Yang. Its functions are to:

         o recommend annually to the board of directors the appointment of our independent public accountants;

         o discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;

         o review and approve non-audit services of the independent public accountants;

         o review compliance with our existing accounting and financial policies;

         o        review the adequacy of our financial organization; and

         o review management's procedures and policies relative to the adequacy of our internal accounting controls and compliance with federal and state laws relating to financial reporting.

         We do not have a nominating committee. The functions customarily attributable to a nominating committee are performed by our board of directors as a whole.

         No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.

         Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board meetings.

                              ELECTION OF DIRECTORS

         At the meeting, seven directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

         Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented herein with respect to the nominees was obtained in part from the respective persons, and in part from our records.

NOMINEES FOR ELECTION AS DIRECTORS

        NAME                              AGE            POSITION
        ----                              ---            --------

     Rui Lin Wu                           49         Chairman and Chief Executive Officer
     Zhi Yang Wu                          28         Vice Chairman and Secretary
     Zhi Fang Zhang                       47         Executive Director
     Zhong Ai Li                          30         Executive Director
     Liu Rong Yang                        28         Non-Executive Director
     Zi Shu Huang                         47         Non-Executive Director
     Guo Liang Zhang                      59         Non-Executive Director

         None of our directors and officers was selected pursuant to any agreement or understanding with any other person. There is no family relationship between any director or executive officer and any other director or executive officer, except Rui Lin Wu and his son Zhi Yang Wu.

         MR. RUI LIN WU is our chairman and chief executive officer. He is our founder and has over 13 years of experience in the telecommunication industry. He is responsible for our overall strategic planning, policy making and finance. Prior to his career in the telecommunications industry, he was a general manager of a fashion and garment factory from 1980 to 1986. Currently, Mr. Wu is a member of the China National Association of Industry and Commerce, senior analyst of the China National Condition and Development Research Center, and a member of the Poverty Fund of China.

         MR. ZHI YANG WU is our vice chairman and the elder son of Mr. Rui Lin Wu. Mr. Wu also serves as our secretary. Mr. Wu received a Diploma in Business Management from Huizhou University of the PRC. He joined us in 1992 and is responsible for our overall strategic planning, policy making and the overseas market development.

         MR. ZHI FANG ZHANG serves as an executive director. He is the chairman of HomeWay Information Technology Co., Ltd. HomeWay is a famous internet company in China. Mr. Zhang received his bachelor degree of law from Peking University and achieved the master of law from Fletcher School of Law and Diplomacy in the U.S.

         MR. ZHONG AI LI is deputy general manager of Qiao Xing Telecommunication Industry Co., Ltd. ("QXTI") and has served as one of our directors since September 1997. From August 1992 to July 1994, he served as deputy manager of QXTI's marketing department. From August 1994 to February 1997, Mr. Li served as manager of Shenzhen Baoan Chang He Electronic Co., Ltd. From February 1997 to September 1997, he served as manager of QXTI's marketing department. Mr. Li has served as deputy general manager of QXTI since September 1997.

         MS. LIU RONG YANG serves as a non-executive director. Ms. Yang has worked for Huizhou Lian Zhuang Wire and Cable Limited as deputy managing director since January 1998. From 1996 to 1998, she served as the deputy managing director for Huizhou Zhong Qiao Electronics Limited.

         MR. ZI SHU HUANG serves as a non-executive director. He has served as the general manager of Huizhou City Xiaojinkou Economic Development Company since September 1997. This company specializes in the manufacturing of electronic parts and business trading.

         MR. GUO LIANG ZHANG is assistant to the chairman of QXTI and served as one of our directors from September 1997 to July 1998 and has served as one of our non-executive directors since August 1999. From March 1992 to May 1994, Mr. Zhang served as vice general manager of Jiling Telecommunication Industry Co., Ltd. This company is principally engaged in the manufacturing and sales of telecommunications terminals and equipment. Mr. Zhang received a degree of Bachelor of Arts in Chinese from Jilin Province Huadian Normal College.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The aggregate compensation which we paid to all of our directors and executive officers as a group with respect to our fiscal year ended December 31, 2000 on an accrual basis, for services in all capacities, was RMB 2,648,110 (US$319,820). During the fiscal year ended December 31, 2000, we contributed an aggregate amount of RMB 896,544 (US$108,279) toward the pension plans of our directors and executive officers.

EXECUTIVE SERVICE CONTRACT

         We have not entered into an employment agreement with Mr. Rui Lin Wu. Currently, Mr. Wu serves as our chief executive officer at an annual salary of RMB 1,266,840 (US$153,000). Mr. Wu's remuneration package includes benefits with respect to a motor car.

         In addition, during the fiscal year ended December 31, 2000, Mr. Wu received stock options currently exercisable to acquire 300,000 shares of common stock at $15.00 per share at any time until April 14, 2005.

         Besides Mr. Wu, during the fiscal year ended December 31, 2000, our vice president Zhi Yang Wu, the vice general manager Yong Tai Wu and the chairman assistant Min Zhu respectively received stock options currently exercisable to acquire 250,000, 245,000 and 200,000 shares of common stock at $15.00 per share at any time until April 14, 2005.

THE 1999 STOCK COMPENSATION PLAN

         Effective June 16, 1999, we adopted and approved the 1999 Stock Compensation Plan. The purpose of the plan is to:

         o encourage ownership of our common stock by our officers, directors, employees and advisors;

         o provide additional incentive for them to promote our success and our business; and

         o encourage them to remain in our employ by providing them an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.

         Options constitute either incentive stock options within the meaning of
Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 2,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan which expires in June 2009. The compensation committee has the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option must be at least equal to the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the plan.

         As of June 30, 2001, 1,005,000 options had been exercised and the following options to purchase shares of our common stock under the Plan remained outstanding:

         o stock options to purchase 995,000 shares at $15.00 per share through April 14, 2005, all of which are held by our directors and officers as a group.

OTHER OPTIONS AND WARRANTS OUTSTANDING

         As of June 30, 2001, the following additional options and warrants to purchase shares of our common stock were outstanding:

         o warrants to purchase 20,000 shares at $5.50 per share at any time until November 1, 2004

         o warrants to purchase 660,000 shares at $20.7625 per share at any time until December 31, 2004

         o warrants to purchase 660,000 at $24.378 per share at any time until May 26, 2005

         THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE ELECTION OF SUCH NOMINEES.

                              CERTAIN TRANSACTIONS

         The following table is provided to facilitate your understanding of the relationships between the us and each of the following related parties and their transactions with us during the fiscal year ended December 31, 2000.

            Name of related parties                           Existing relationship with the Company
            -----------------------                           --------------------------------------

Mr. Zhi Jian Wu Li                                            The major shareholder
Mr. Rui Lin Wu                                                Director and father of Mr. Zhi Jian Wu Li
Mr. Zhi Yang Wu                                               Director and brother of Mr. Zhi Jian Wu Li
Ms. Mei Lian Li                                               Director and wife of Mr. Zhi Yang Wu
Mr. Zhi Zhong Wu                                              Brother of Mr. Zhi Jian Wu Li
Ms. Qing Li                                                   Wife of Mr. Rui Lin Wu
Ms. Hong Ling Deng                                            Friend of Mr. Rui Lin Wu
Ms. Zhen Yin Su                                               Friend of Mr. Rui Lin Wu
Mr. Zhong Ai Li                                               Director
Mr. Guo Liang Zhang                                           Director
Ms. Lin Rang Yang                                             Director
Mr. Zhi Fong Zhang                                            Director
Mr. Zi Shu Huang                                              Director
Wu Holdings Limited                                           Intermediate holding company
Exquisite Jewel Limited                                       Minority shareholder
Metrolink Holdings Limited                                    Minority shareholder
Specialist Consultants Limited                                Minority shareholder
Ben Xing Telecommunication Component Limited                  Common director
Jia Xing Electronic Supplies Company Limited                  Common director
Qiao Xing Commercial Limited                                  Common director
Qiao Xing Electronic Holdings Company Limited                 Common director
Qiao Xing Group Limited                                       Common director
Qiao Xing International Company                               Common director
Qiao Xing Investment Limited                                  Common director
Qiao Xing Properties Limited                                  Common director
Qiao Xing Information Industry Company Limited                Common director
Rui Xing Electronic Development Company Limited               Common director

Summary of related party transactions is as follows:

                                                        1998           1999                  2000
                                                     ----------     ----------     -------------------------
                                                      Rmb'000        Rmb'000        Rmb'000        US$'000
                                                     ----------     ----------     ----------     ----------

Recovery of general and administrative
   expenses (at cost) in respect of factory
   and office premises subleased to
   - Jia Xing Electronic Supplies Company
       Limited                                              106            182            238             29
   - Qiao Xing Properties Limited                         1,638          2,088          2,285            276
   - Rui Xing Electronic Development
       Company Limited                                      327            357            404             49

Interest paid to
   - Rui Xing Electronic Development
       Company Limited                                    1,002            201             --             --
   - Ms. Mei Lian Li                                         43             51             --             --
   - Ms. Hong Ling Deng                                      --             --             40              5
   - Ms. Zhen Yin Su                                         --             --              8              1

Purchases from
   - Ben Xing Telecommunication Component
       Limited                                            4,761             --             --             --
   - Jia Xing Electronic Supplies Company
       Limited                                               --         31,301         35,704          4,313
   - Qiao Xing Commercial Limited                         7,162             --             --             --
   - Qiao Xing International Company                        987             12             --             --
   - Qiao Xing Properties Limited                        24,145         25,666         22,268          2,690
   - Rui Xing Electronic Development
       Company Limited                                    6,352          6,693          6,289            760
                                                     ==========     ==========     ==========     ==========

Summary of related party balances is as follows:

                                                        1999                  2000
                                                     ----------     -------------------------
                                                      Rmb'000        Rmb'000        US$'000
                                                     ----------     ----------     ----------

Due from
   - Mr. Rui Lin Wu                                          --          9,749          1,177
   - Mr. Zhong Ai Li                                         --            123             15
   - Ms. Mei Lian Li                                         --            123             15
   - Qiao Xing Group Limited                                437             --             --
   - Qiao Xing Investment Limited                           194            189             23
   - Qiao Xing Electronic Holdings Company
       Limited                                               --          5,667            684
   - Wu Holdings Limited                                    193            200             24
                                                     ----------     ----------     ----------
                                                            824         16,051          1,938
                                                     ==========     ==========     ==========

Due to
   - Mr. Zhi Zhong Wu                                     1,006            570             69
   - Ms. Qing Li                                            705            705             85
   - Mr. Rui Lin Wu                                         637             --             --
   - Mr. Zhi Jian Wu Li                                      55             97             12
   - Mr. Zhi Yang Wu                                         91            383             46
   - Mr. Guo Liang Zhang                                     --              5              1
   - Ms. Liu Rang Yang                                       --              3             --
   - Ms. Zhi Fang Zhang                                      --              3             --
   - Mr. Zi Shu Huang                                        --              3             --
   - Qiao Xing Electronics Holding Company
       Limited                                              841             --             --
   - Qiao Xing Group Limited                                 --          1,073            130
                                                     ----------     ----------     ----------
                                                          3,335          2,842            343
                                                     ==========     ==========     ==========

Except for the balances with the shareholders, all other balances with directors and related parties were unsecured, non-interest bearing and without pre-determined repayment terms.

Loan from shareholders were unsecured loan from Mr. Rui Lin Wu (held on trust for Mr. Zhi Jian Wu Li), Exquisitive Jewel Limited, Metrolink Holdings Limited and Specialist Consultants Limited, our shareholders, and were non-interest bearing. The lenders have agreed not to demand the Group for repayment before January 1, 2002.

The rental agreements in Mainland China were entered into by Mr. Rui Lin Wu, a director, and Qiao Xing Group Limited on behalf of Qiao Xing Telecommunication Industry Company Limited.

During the year ended December 31, 2000, we made short-term cash advances of approximately Rmb81,743,000 to an employee. The advances were unsecured, non-interest bearing and repayable on demand. As of December 2000, substantially all of the advances have been settled and the outstanding amount of approximately Rmb1,774,000 has been transferred to the current account with Mr. Rui Lin Wu, a director.

During the year ended December 31, 2000, the Group advanced a loan of approximately Rmb16,050,000 to Mr. Rui Lin Wu, a director, for him to place a bank deposit with a bank as collateral of the Group's banking facilities (see
Note 27). The entire loan was outstanding as of December 31, 2000 and was recorded under due from Mr. Rui Lin Wu.

In the opinion of our directors, the above related party transactions were carried out in the usual course of business.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         A representative of Arthur Andersen & Co., Hong Kong will attend the meeting and will have the opportunity to make a statement if he or she so desires. This representative will be available to respond to appropriate shareholder questions at that time.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

         Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 30, 2001. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.

                                  ANNUAL REPORT

         Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 2000, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

                                 OTHER BUSINESS

         Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

         UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 5, 2001. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, QIAO XING UNIVERSAL TELEPHONE, INC., QIAO XING INDUSTRIAL ZONE, XIAO JIN KOU, HUIZHOU, GUANGDONG, PEOPLE'S REPUBLIC OF CHINA.

         The above notice and proxy statement are sent by order of the board of directors.


                                             ZHI YANG WU
                                             Secretary
November 6, 2001

                      QIAO XING UNIVERSAL TELEPHONE, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY
 FOR THE ANNUAL MEETING OF SHAREHOLDERS OF QIAO XING UNIVERSAL TELEPHONE, INC.
                          TO BE HELD DECEMBER 7, 2001
     The undersigned hereby appoints Rui Lin Wu as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Qiao Xing Universal Telephone, Inc. held of record by the undersigned as of the close of business on October 5, 2001, at the Annual Meeting of Shareholders to be held on Friday, December 7, 2001, or any adjournment or postponement.

    1. ELECTION OF DIRECTORS

[ ]                        FOR all                         [ ]                        WITHHOLD
                           nominees                                                   AUTHORITY
                           listed                                                     to vote
                           below                                                      for all
                           (except as                                                 nominees
                           marked to                                                  listed
                           the                                                        below
                           contrary)

    R.L. Wu; Z.Y. Wu; Z.F. Zhang; Z.A. Li; L.R. Yang; Z.S. Huang; G.L. Zhang
     (INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)



--------------------------------------------------------------------------------

     2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Meeting, or any adjournment or postponement thereof.
     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1).
                  (Continued and to be signed on reserve side)

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.
     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:                                   , 2001
                                            ------------------------------

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                 [ ] PLEASE CHECK THIS BOX IF
                                                 YOU INTEND TO BE PRESENT AT THE
                                                 MEETING.